EXHIBIT 10.2




                               MESA OPERATING CO.,

                                   MESA INC.,

                            THE SUBSIDIARY GUARANTORS

                                       and

                        PIONEER NATURAL RESOURCES COMPANY


                                  $264,000,000


                   11 5/8% Senior Subordinated Discount Notes


                                due July 1, 2006


                          SECOND SUPPLEMENTAL INDENTURE


                           Dated as of August 7, 1997


                          HARRIS TRUST AND SAVINGS BANK
                                                   Trustee

                          SECOND SUPPLEMENTAL INDENTURE


     THIS SECOND SUPPLEMENTAL INDENTURE, dated as of August 7, 1997, among MESA OPERATING CO., a Delaware corporation ("MOC") (the "Issuer"), MESA INC., a Texas corporation ("Mesa"), GREENHILL PETROLEUM CORPORATION, a Delaware corporation ("Greenhill"), WESTPAN NGL CO., a Delaware corporation ("Westpan" and together with Greenhill, the "Subsidiary Guarantors") PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation and wholly-owned subsidiary of Mesa ("Pioneer") and HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, as trustee (the "Trustee").

     Intending to be legally bound hereby, each of the parties agrees as follows for the benefit of the other parties and for the equal and ratable benefit of Holders of the Issuers' 11 5/8% Senior Subordinated Discount Notes due July 1, 2006 (the "Securities"):

     WHEREAS, MOC, Mesa, the Subsidiary Guarantors and the Trustee are parties to that certain Indenture, dated as of July 2, 1996, as amended by the First Supplemental Indenture, dated as of April 15, 1997 (the "Indenture"), pursuant to which the Securities were issued; and

     WHEREAS, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger Agreement"), among Mesa, MOC, Pioneer and Parker & Parsley Petroleum Company, a Delaware corporation ("Parker & Parsley"), among other things, Mesa will be merged with and into Pioneer with Pioneer being the surviving corporation (the "Reincorporation Merger"), and Parker & Parsley will be merged with and into MOC with MOC being the surviving corporation; and

     WHEREAS, in connection with the Reincorporation Merger, the Issuer, Mesa, the Subsidiary Guarantors and Pioneer have duly determined to make, execute and deliver to the Trustee this Second Supplemental Indenture in order to reflect the results of the Reincorporation Merger as required by the Indenture; and

     WHEREAS, pursuant to Section 11.3 of the Indenture, Pioneer, as the survivor to the Reincorporation Merger, is required to expressly assume, by a supplemental indenture to the Indenture, the obligations of Mesa in respect of the Securities, the Indenture and the guarantee of Mesa set forth in Section
11.1 of the Indenture; and

     WHEREAS, capitalized terms used herein and not otherwise defined are used as defined in the Indenture;

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Issuer, Mesa, the Subsidiary Guarantors and Pioneer agree as follows for the benefit of the Trustee and the Holders of the Securities, and hereby amend and supplement the Indenture as follows:

     1. The Issuer, Mesa, the Subsidiary Guarantors, Pioneer and the Trustee hereby agree that as of the effective date of this Second Supplemental Indenture and upon consummation of the Reincorporation Merger, Pioneer, as the surviving corporation of the Reincorporation Merger, shall become the successor to Mesa for all purposes of the Indenture and hereby expressly assumes all obligations of Mesa in respect to the Securities, the Indenture and Mesa's Guarantee.

     2. The Issuer, Mesa, the Subsidiary Guarantors and Pioneer hereby represent that immediately after giving effect to the Reincorporation Merger, no Default or Event of Default exists.

     3. The Issuer, Mesa, the Subsidiary Guarantors and Pioneer hereby represent that the Reincorporation Merger does not violate any of Sections 4.3, 4.7., 4.8, 4.9, 4.10., 4.11, 4.12, 4.13, 4.14, 4.16 and 4.17.

     4. The Reincorporation Merger is permitted by Section 5.1 of the Indenture.

     5. Except to the extent amended by or inconsistent with this Second Supplemental Indenture, the Issuer, Mesa, the Subsidiary Guarantors, Pioneer and the Trustee hereby ratify and reconfirm the Indenture in its entirety.

     6. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     7. The laws of the State of New York  shall  govern  the  construction  and
interpretation  of  this  Second  Supplemental  Indenture,   without  regard  to
principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto executed this Second Supplemental Indenture as of the date first above written.

                                            MESA OPERATING CO.
Attest:

   /s/   Gary M. Prescott, III              By:   /s/   M. Garrett Smith
------------------------------                  ------------------------
Gary M. Prescott, III                           M. Garrett Smith
Corporate Secretary                             Vice President


                                            MESA INC.
Attest:

   /s/   Gary M. Prescott, III              By:   /s/   M. Garrett Smith
------------------------------                  ------------------------
Gary M. Prescott, III                           M. Garrett Smith
Corporate Secretary                             Vice President


                                            GREENHILL PETROLEUM CORPORATION
Attest:

   /s/   Gary M. Prescott, III              By:   /s/   M. Garrett Smith
------------------------------                  ------------------------
Gary M. Prescott, III                           M. Garrett Smith
Corporate Secretary                             Vice President


                                            WESTPAN NGL CO.
Attest:

   /s/   Gary M. Prescott, III              By:   /s/   M. Garrett Smith
------------------------------                  ------------------------
Gary M. Prescott, III                           M. Garrett Smith
Corporate Secretary                             Vice President


                                            PIONEER NATURAL RESOURCES
                                            COMPANY
Attest:

   /s/   Gary M. Prescott, III              By:   /s/   M. Garrett Smith
------------------------------                  ------------------------
Gary M. Prescott, III                           M. Garrett Smith
Corporate Secretary                             Vice President


                                            HARRIS TRUST AND SAVINGS BANK,
                                            as Trustee
Attest:

                                            By:   /s/   J. Bartolini
------------------------------                  ------------------------
D. G. Donovan                                   J. Bartolini
Assistant Secretary                             Vice President